SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2007

NEXTERA ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25995	95-4700410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14320 Arminta Street
Panorama City, California 91402
(Address of Principal Executive Offices)

(818) 902-5537
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael P. Muldowney informed the Company that he does not plan to stand for reelection on the Company’s board of directors.  Mr. Muldowney further indicated that he would serve the remainder of his term as director until the Company’s 2007 Annual Meeting of Stockholders.  Mr. Muldowney did not cite any disagreement on any matter relating to the Company’s operations, policies or practices.  We thank Mr. Muldowney for the many contributions that he has made to the Company and we wish him continued success in his future endeavors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTERA ENTERPRISES, INC.

Date: May 18, 2007	By:	/s/ Antonio Rodriquez
Antonio Rodriquez
Chief Financial Officer